UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2006

STRATOS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30869 (Commission File Number)	36-4360035 (IRS Employer Identification No.)

7444 West Wilson Avenue, Chicago, IL (Address of principal executive offices)	60706 (Zip Code)
Registrant’s telephone number, including area code: (708) 867-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Exhibits
SIGNATURES
Exhibit Index
Press Release
Contract

Item 1.01 Entry into a Material Definitive Agreement.
     On September 12, 2006, the registrant issued a press release announcing that it had signed an agreement to sell property in Chicago, which press release is attached hereto as Exhibit 99.1.
The contract is attached hereto as Exhibit 99.2.
Item 9.01. Exhibits.
     (d) Exhibits.
     The following exhibits are furnished with this document:

Exhibit
Number	Description of Exhibit

99.1	Press Release titled “Stratos International Signs Agreement to Sell Property in Chicago” dated September 12, 2006.

99.2	Contract

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS INTERNATIONAL, INC.
By:	/s/ Barry Hollingsworth
	Name:	Barry Hollingsworth
	Title:	Chief Financial Officer

Date: September 12, 2006

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release titled “Stratos International Signs Agreement to Sell Property in Chicago” dated September 12, 2006.

99.2	Contract